BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

New Issue Computational Materials

$627,026,000 (approximate +/-10%)

Asset-Backed Certificates,
Series 2003-01

Bear Stearns Asset-Backed Securities, Inc.
Issuer

EMC Mortgage Corporation
Mortgage Loan Seller

Wells Fargo Bank Minnesota, National Association
Master Servicer

All Statistical Information based upon Information as of January 31, 2003

February 14, 2003

BEAR
STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

Certificate Information to 10% Optional Clean-Up Call

           Certificate         Ratings            CE         Pass-Thru       Window       WAL          Certificate
 Class       Size (1)      Moody's/S&P/Ftc      Levels (1)     Rate          (mos)       (yrs)             Type
--------- --------------- ------------------ -------------- -------------- ------------- --------- ---------------------
  A-1       $479,675,000     Aaa/AAA/AAA        23.50% (2)  LIBOR (3)(6)      1-102       2.936            Senior
--------- --------------- ------------------ -------------- -------------- ------------- --------- ---------------------
  A-2        $62,703,000     Aaa/AAA/AAA        13.50% (2)  LIBOR (3)(6)      1-102       2.936         Senior Mezz
--------- --------------- ------------------ -------------- -------------- ------------- --------- ---------------------
  A-IO      Notional (4)     Aaa/AAA/AAA        13.50% (2)      5.00%          N/A        1.233*      NAS IO (30-mos)
--------- --------------- ------------------ -------------- -------------- ------------- --------- ---------------------
  M-1        $31,351,000      Aa2/AA/AA          8.50% (2)  LIBOR (5)(6)      38-102      5.611          Subordinate
--------- --------------- ------------------ -------------- -------------- ------------- --------- ---------------------
  M-2        $29,784,000       A2/A/A            3.75% (2)  LIBOR (5)(6)      37-102      5.603          Subordinate
--------- --------------- ------------------ -------------- -------------- ------------- --------- ---------------------
   B         $23,513,000    Baa2/BBB/BBB         0.00% (2)  LIBOR (5)(6)      37-102      5.564          Subordinate
NOTES:	- Prepayment Pricing Speed Assumption is 22% CPR - Certificates are subject to a variance of +/- 10%	- Certificates will be priced to a 10% clean-up call -*Class A-IO duration provided under column WAL

(1)	The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization ("OC") and excess spread.
(2)	Credit enhancement for the Certificates will be provided by a combination of subordination, OC and excess spread all as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial OC amount will equal 0.00% as of the Cut-Off Date. Beginning on the distribution date in April 2003, all excess spread will be applied to pay principal, resulting in a limited acceleration of the Certificates thereby creating OC up to an OC Target, expected to be approximately 1.65% of the Cut-Off Date unpaid principal balance of the mortgage loans.
(3)	The Pass-Through Rate for the Class A Certificates will be a floating rate based on One-Month LIBOR plus the respective Margin subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in August 2005, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the margin for the Class A Certificates will increase by 2 times.
(4)	The Class A-IO Certificates will not have a class certificate balance and will not be entitled to distributions of principal. The Class A-IO Certificates will accrue interest based on a Notional Amount equal to the lesser of $62,703,000 and the aggregate principal balance of the mortgage loans for the first 30 distribution dates at a fixed rate as shown above.
(5)	The Pass-Through Rate for the Class M-1, Class M-2 and Class B Certificates will be a floating rate based upon One-Month LIBOR plus the respective Margin, subject to the lesser of a) 11% and b) the Net Rate Cap. The Net Rate Cap will equal a) until the distribution date in August 2005, the weighted average of the net mortgage rates on the mortgage loans adjusted for the interest payable on the Class A-IO Certificates and b) thereafter, the weighted average of the net rates on the mortgage loans. On the first distribution date after the first possible optional termination date, the respective margins for the Class M and Class B Certificates will increase by 1.5 times.
(6)	The holders of the Certificates will be entitled to the benefit of a Yield Maintenance Agreement (as described more fully herein) purchased with respect to the fixed-rate mortgage loans. If on a distribution date the amount of interest payable to the Certificates is limited by the Net Rate Cap, the trustee will withdraw from the Yield Maintenance Account an amount equal to the lesser of (a) the excess of the applicable Pass-Through Rate over the rate as so limited by the applicable Net Rate Cap and (b) the amount received under the Yield Maintenance Agreement. The Yield Maintenance Account, Strike Prices and Counterparty are all further described herein.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

THE COLLATERAL

-	Conventional, one- to four-family, fixed and adjustable-rate mortgage loans secured by first and second liens on residential mortgage properties as briefly described in the table below.
-	The mortgage loans are serviced by EMC Mortgage Corp (approximately 76%), Wells Fargo Home Mortgage, Inc. (approximately 19%) and Irwin (approximately 5%).
-	The mortgage pool includes approximately 5% of loans that are secured by second or more junior liens.
-	As of the Cut-Off Date, no more than approximately 6% of the mortgage loans will be 31-60 days delinquent.
-	The mortgage loans originated by Wells Fargo are generally loans that fall outside of their standard origination guidelines based on a variety of factors including debt ratios, loan balances, loan-to-value ratios, lack of primary mortgage insurance, delinquency history or document deficiencies.
-	The mortgage loans have been acquired by the Mortgage Loan Seller from a variety of sources. Approximately 3% and 16% of the mortgage loans were acquired in a bankruptcy auction of the assets of Superior Bank or United Companies respectively.

-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
                   Index/         Principal     % of    Gross     WAM     AGE     Oterm    Gross    Curr
   Loan Type        Term           Balance      Pool     WAC    (mos.)   (mos.)  (mos.)    Margin    LTV    FICO
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
      ARM         1 YR CMT        $69,677,306   11.1%    6.06%    335      31      366     2.82%     75%     656
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
      ARM         6MO LIBOR       $67,552,136   10.7%    8.90%    342      17      359     5.98%     80%     588
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
      ARM           OTHER          $8,463,507    1.4%    5.88%    293      39      333     2.45%     65%     665
------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
                 Total ARMs:     $145,692,949   23.2%    7.37%    336      25      361     4.27%     77%     625
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------

-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
Fixed/1st Lien     Balloon         $3,759,633    0.6%    9.97%    118      48      165       --      72%     615
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
Fixed/2nd Lien     Balloon        $12,083,093    1.9%   12.03%    172      7       180       --      89%     681
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
Fixed/1st Lien   Full Amort      $447,765,121   71.4%    8.67%    279      38      318       --      77%     630
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
Fixed/2nd Lien   Full Amort       $17,725,509    2.8%   11.91%    240      32      273       --      86%     650
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
                Total Fixed:     $481,333,357   76.8%    8.88%    274      37      311       --      78%     632
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------
              Total Portfolio:   $627,026,307    100%    8.53%    288      35      323       --      78%     630
-------------------------------- ------------- ------- -------- -------- ------- -------- --------- ------ --------

All collateral information provided herein has been calculated using information as of
January 1, 2003 and may differ +/-10% from the final characteristics of the mortgage pool as of the Cut-Off Date.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

Summary of Terms

Depositor:	Bear Stearns Asset Backed Securities, Inc.

Mortgage Loan Seller:	EMC Mortgage Corporation

Master Servicer:	Wells Fargo Bank Minnesota, National Association

Servicers:	EMC Mortgage Corp (76%), Wells Fargo Home Mortgage, Inc. (19%) and Irwin (5%).

Sole Manager:	Bear, Stearns & Co. Inc.

Yield Maintenance Provider:	Bear Stearns Financial Products Inc. ("BSFP"), a subsidiary of the Bear Stearns Companies and an affiliate of Bear, Stearns & Co. Inc. and EMC Mortgage Corporation. BSFP is rated Aaa/AAA by Moody's and S&P, respectively.

Trustee:	Bank One, National Association

Rating Agencies:	Moody's Investors Service, Standard & Poor's Ratings Group and FitchRatings.

Cut-off Date:	February 1, 2003

Settlement Date:	On or about February 28, 2003

Distribution Date:	25th day of each month (or the next business day), commencing March 2003

Optional Call:	10% clean-up call

Registration:	The Certificates will be available in book-entry form through DTC.

Denominations:	The Certificates are issuable in minimum denominations of an original amount of $25,000 and multiples of $1,000 in excess thereof.

Federal Tax Aspects:	REMIC (one or more)

ERISA Considerations:	The Certificates generally may be purchased by, on behalf of, or with plan assets of, a Plan, if a prohibited transaction class exemption, based on the identity of the fiduciary making the decision to acquire such Certificates on behalf of the Plan or the source of funds for such acquisition, is applicable to the acquisition, holding and transfer of the Certificates.

SMMEA Eligibility:	None of the Certificates will be 'mortgage related securities' for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

P&I Advances:	Each servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the related servicer reasonably believes that such cash advances can be repaid from future payments on the related mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Certificates and are not intended to guarantee or insure against losses. The Master Servicer will be obligated to back-stop the servicer’s obligation.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

Net Mortgage Rate:	On any mortgage loan, the then applicable mortgage rate thereon minus the sum of (1) the Servicing Fee Rate (ranging from 0.25% to 0.50%) and (2) the Master Servicing Fee Rate (0.005%).

Interest Payments:	On each Distribution Date holders of the Certificates will be entitled to receive the interest that has accrued on the Certificates at the related pass-through rate during the related accrual period, and any interest due on a prior Distribution Date that was not paid.

The 'accrual period' for all of the Certificates, other than the Class A-IO Certificates, will be the period from and including the preceding distribution date (or from the settlement date with respect to the first distribution date) to and including the day prior to the current distribution date. The ‘accrual period’ for the Class A-IO Certificates will be the calendar month immediately preceding the calendar month in which a Distribution Date occurs.

The trustee will calculate interest on all of the Certificates, other than the Class A-IO Certificates, on an actual/360 basis and for the Class A-IO Certificates on a 30/360 basis.

Principal Payments:	The Class M and B Certificates will not receive any principal payments until after the Stepdown Date or during a Trigger Event, unless the principal balance of the Class A Certificates is equal to zero.

After the Stepdown Date, so long as a Trigger Event is not in effect, principal will be paid to the Class A, Class M and Class B Certificates as described under the “Priority of Payments.”

Credit Enhancement:	Subordination: Initially, 23.50% for Class A-1 Certificates, 13.50% for the Class A Certificates, 8.50% for the Class M-1 Certificates, 3.75 % for the Class M-2 Certificates and 0.00% for the Class B Certificates.

• Overcollateralization ("OC")
Initial (% Orig.) OC Target(% Orig.) Stepdown (% Current) OC Floor (% Orig.)	0.00% 1.65% 3.30% 0.50%

• Excess spread, which will initially be equal to approximately [559] bps per annum (before losses), is expected to be available to cover losses and to build OC commencing on the April 2003 Distribution Date.

Interest Distribution Amount:	For any distribution date and each class of offered certificates, the amount of interest accrued during the related Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount of such Class immediately prior to such distribution date, in each case, reduced by any prepayment interest shortfalls to the extent not covered by compensating interest payable by the Master Servicer.

Principal Remittance Amount:	With respect to any distribution date, the principal portion of all scheduled or unscheduled collections received or advanced on each mortgage loan.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

Principal Distribution Amount:	With respect to any distribution date, the Basis Principal Distribution Amount plus the Extra Principal Distribution Amount.

Basic Principal Distribution Amount:	With respect to any distribution date, the excess of (i) the Principal Remittance Amount for such distribution date over (ii) the Overcollateralization Release Amount, if any, for such distribution date.

Extra Principal Distribution Amount:	With respect to any distribution date, the lesser of (x) the Net Monthly Excess Cash-flow for such distribution date and (y) the Overcollateralization Deficiency Amount for such distribution date.

Net Monthly Excess Cash-flow:	For any distribution date, the excess of (x) the Available Funds for such distribution date over (y) the sum for such distribution date of (A) the Interest Distribution Amounts for the certificates, (B) the Unpaid Interest Shortfall Amounts for the Class A Certificates and (C) the Principal Distribution Amount.

Stepdown Date:	The earlier to occur of (i) the distribution date on which the aggregate Certificate Principal Balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (x) the distribution date occurring in March 2006 and (y) the first distribution date for which the aggregate Certificate Principal Balance of the Class M and Class B Certificates and the Overcollateralized Amount divided by the aggregate Stated Principal Balance of the mortgage loans is greater than or equal to 30.30%.

Trigger Event:	A 'Trigger Event,' with respect to each Distribution Date after the Stepdown Date, exists if the three-month rolling average of the percent equal to the sum of the Stated Principal Balances of the mortgage loans that are 61 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over the sum of the Stated Principal Balances of the mortgage loans as of the last day of the related due period, equals or exceeds 50% of the aggregate amount of the Class M and Class B Certificates plus the Overcollateralization Amount and certain loss tests as described in the prospectus supplement.

Priority of Payments:	On each Distribution Date, distributions on the Certificates, to the extent of available funds, will be made according to the following priority:

Interest Distributions:

1)	To the holders of the Class A and Class A-IO Certificates, the related Interest Distribution Amount and related Unpaid Interest Shortfall Amount;

2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, the Interest Distribution Amount for each such class;

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

Principal Distributions: Prior to the Stepdown Date or on which a Trigger Event is in effect
1)	To the holders of the Class A Certificates, until the Certificate Principal Balance of each such class has been reduced to zero, such amount to be distributed to Class A-1 and Class A-2 on a pro-rata basis;
2)	To the holders of the Class M-1, Class M-2 and Class B Certificates, sequentially, until the Certificate Principal Balance of each such class has been reduced to zero;

On or after the Stepdown Date on which a Trigger Event is not in effect
1)	To the holders of the Class A Certificates, the Class A Principal Distribution Amount, until the Certificate Principal Balance of each such class has been reduced to zero, such amount to be distributed to Class A-1 and Class A-2 on a pro-rata basis;
2)	To the holders of the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero;
3)	To the holders of the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero; and
4)	To the holders of the Class B Certificates, the Class B Principal Distribution Amount until the Certificate Principal Balance thereof has been reduced to zero.

Net Monthly Excess Cashflow:
1)	To the holders of the class or classes of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount, payable to such holders as part of the Principal Distribution Amount;
2)	To the holders of the Class M-1 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;
3)	To the holders of the Class M-2 Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates;
4)	To the holders of the Class B Certificates, in an amount equal to the Unpaid Interest Shortfall Amount and any Allocated Realized Loss Amount, in that order, for such certificates; and
5)	To the holders of the Class B-IO Certificates and the Class R Certificates, as provided in the pooling and servicing agreement.

Class A Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the Certificate Principal Balance of the Class A Certificates immediately prior to such distribution date over (B) the lesser of (x) 60.70% of the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans, as of the last day of the related due period less the Overcollateralization Floor.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

Class M-1 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount for that distribution date) and (2) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such distribution date over (B) the lesser of (x) 79.70% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Class M-2 Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A and Class M-1 Certificates (after taking into account the payment of the Class A and Class M-1 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such distribution date over (B) the lesser of (x) 89.20% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Class B Principal Distribution Amount:	For any applicable distribution date, an amount equal to the excess (if any) of (A) the sum of (1) the Certificate Principal Balance of the Class A, Class M-1 and Class M-2 Certificates (after taking into account the payment of the Class A, Class M-1 and Class M-2 Principal Distribution Amounts for that distribution date) and (2) the Certificate Principal Balance of the Class B Certificates immediately prior to such distribution date over (B) the lesser of (x) 96.70% of the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period and (y) the aggregate Stated Principal Balance of the mortgage loans as of the last day of the related due period less the Overcollateralization Floor.

Overcollateralization Deficiency Amount:	For any distribution date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such distribution date.

Overcollateralization Release Amount:	For any Distribution Date, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralized Amount for such Distribution Date (assuming 100% of the Principal Remittance Amount is applied as a principal payment on such Distribution Date) over (ii) the Overcollateralization Target Amount for such Distribution Date.

Overcollateralization Target Amount:	Equal to 1.65% of the Cut-Off Date unpaid principal balance. As of February 1, 2003 the OC Target Amount would have been approximately $10.35 million.

Overcollateralized Amount:	For any distribution date, the amount, if any, by which (i) the aggregate principal balance of the mortgage loans exceeds (ii) the aggregate Certificate Principal Balance of the offered certificates (other than the Class A-IO Certificates) as of such distribution date.

Realized Losses:	Any loss on a mortgage loan attributable to the mortgagor’s failure to make any payment of principal or interest as required under the mortgage note.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

Allocation of Losses:	Any Realized Losses on the mortgage loans will be allocated on any distribution date, first, to Net Monthly Excess Cashflow, second, in reduction of the Overcollateralization Amount, third, to the Class B Certificates, fourth, to the Class M-2 Certificates, fifth, to the Class M-1 Certificates and sixth to the Class A-2 Certificates. The pooling and servicing agreement does not permit the allocation of Realized Losses to the Class A-1 Certificates.

Once Realized Losses have been allocated to the Class B, Class M or Class A-2 Certificates, such amounts with respect to such certificates will no longer accrue interest.

Allocated Realized Loss Amount:	With respect to Class A-2, Class M-1, Class M-2 or Class B Certificates and any distribution date, an amount equal to the sum of any Realized Loss allocated to that class of Certificates on that distribution date and any Allocated Realized Loss Amount for that class remaining unpaid from the previous distribution date.

Yield Maintenance Agreement:	The issuer will benefit from a series of interest rate cap payments from the Yield Maintenance Provider pursuant to a yield maintenance agreement purchased with respect to the fixed rate mortgage loans, which is intended to partially mitigate the interest rate risk that could result from the difference between the Formula Rate on the Certificates and the Net Rate Cap (the “Yield Maintenance Agreement”).

On each Distribution Date, payments under the Yield Maintenance Agreement will be made on an amount equal to the lesser of (a) the aggregate Principal Balance of the fixed rate mortgage loans as of such Distribution Date and (b) the notional amount schedule based on an amortization schedule applying 18% CPR through August 2011 (assuming no losses or delinquencies), and zero thereafter. It is anticipated that the Yield Maintenance will include the following terms:

                              Notional Balance          Strike Rate   Months

                              Fixed Rate Loans @ 18% CPR   6.00%      1-30
                              Fixed Rate Loans @ 18% CPR   7.50%    31-102

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF JANUARY 31, 2003

--------------------------------------------------------------------------------------------------
Loan Characteristic                    Fixed Pool       Adjustable Pool                Total Pool
--------------------------------------------------------------------------------------------------
 Expected Pool Balance               $481,333,357          $145,692,950              $627,026,307
 Average Balance                          $74,245              $155,821                   $84,528
 % Conforming Balances                     64.20%                67.19%                    64.89%
--------------------------------------------------------------------------------------------------
 WA Gross WAC                             8.8843%               7.3705%                   8.5326%
 Range of Gross WAC             3.000% - 18.9999%     2.000% - 15.9999%        2.0000% - 18.9999%
 WA Net WAC (%)                           8.4239%               6.9458%                   8.0804%
 WAM (mos)                                    274                   336                       288
 WA Age (mos)                                  37                    25                        35
 WA Orig. Term (mos)                          311                   361                       323
--------------------------------------------------------------------------------------------------
Fixed Rate Balloon                          3.29%                   N/A                     2.53%
Fixed Rate Fully Amortizing                96.71%                   N/A                    74.24%
Adjustable Rate                               N/A               100.00%                    23.24%
--------------------------------------------------------------------------------------------------
 First Lien / Second Lien         93.81% /  6.19%        99.43% / 0.57%            95.11% / 4.89%
--------------------------------------------------------------------------------------------------
Current Balance
$0 - $49,999                               19.09%                 2.92%                    15.34%
$50,000 - $99,999                          21.73%                13.85%                    19.90%
$100,000 - $149,999                        15.73%                15.85%                    15.76%
$150,000 - $199,999                        10.41%                14.69%                    11.40%
$200,000 - $249,999                         8.99%                 9.67%                     9.15%
$250,000 - $299,999                         7.03%                 9.92%                     7.70%
$300,000 - $349,999                         4.71%                 5.86%                     4.98%
$350,000 - $399,999                         3.90%                 6.49%                     4.50%
$400,000 - $449,999                         1.39%                 3.76%                     1.94%
$450,000 - $499,999                         1.88%                 5.22%                     2.65%
$500,000 - $549,999                         1.21%                 2.87%                     1.59%
$550,000 - $599,999                         1.54%                 1.57%                     1.55%
$600,000 - $649,999                         0.14%                 0.41%                     0.99%
$650,000 - $799,999                         0.15%                 3.59%                     0.91%
$800,000 or above                           0.94%                 3.31%                     1.63%
--------------------------------------------------------------------------------------------------
Interest Rate
Up to 5.999%                                1.15%                34.30%                     8.86%
6.000% - 6.999%                            13.36%                19.72%                    14.83%
7.000% - 7.999%                            25.56%                 9.67%                    21.87%
8.000% - 8.999%                            23.17%                11.26%                    20.41%
9.000% - 9.999%                             9.88%                 9.58%                     9.81%
10.000% - 10.999%                           8.53%                 9.34%                     8.72%
11.000% - 11.999%                           8.98%                 4.15%                     7.86%
12.000% - 12.999%                           5.63%                 1.63%                     4.70%
13.000% - 13.999%                           2.16%                 0.34%                     1.74%
14.000% - 14.999%                           1.30%                  ---%                     1.00%
15.000% and above                           0.27%                 0.01%                     0.21%
--------------------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF JANUARY 31, 2003

------------------------------------------------------------------------------------
Loan Characteristic                 Fixed Pool     Adjustable Pool       Total Pool
------------------------------------------------------------------------------------
Age (Months)
0 - 12                                  36.27%              59.79%           41.74%
13 - 24                                 19.86%              17.73%           19.36%
25 - 36                                  6.02%               5.47%            5.90%
37 - 48                                  3.93%               4.45%            4.05%
49 - 60                                  3.44%               1.47%            2.98%
61 - 72                                  2.91%               1.70%            2.63%
73 - 84                                 19.03%               1.34%           14.92%
85 - 96                                  2.19%               1.25%            1.97%
97 - 108                                 6.34%               6.80%            6.44%
Original Term
5-15 Years                              21.26%               0.80%           16.52%
16-30 Years                             78.74%              99.20%           83.48%
------------------------------------------------------------------------------------
Credit Score
Weighted Average                           632                 625              630
Not Available                            0.73%               1.01%            0.80%
Up to 549                               21.88%              28.09%           23.32%
550 to 599                              14.11%              13.94%           14.07%
600 to 649                              17.49%              15.19%           16.95%
650 to 699                              21.68%              16.15%           20.39%
700 to 749                              14.61%              14.88%           14.67%
750 to 799                               8.93%              10.00%            9.18%
800 and above                            0.58%               0.74%            0.62%
------------------------------------------------------------------------------------
 Current CLTV
 Weighted Average                       78.26%              77.02%           77.97%
 % LTV's > 80%                          46.63%              34.19%           43.74%
 % of LTV's > 80% with MI               34.67%              51.97%           37.82%
Insurance
------------------------------------------------------------------------------------
Original CLTV
Weighted Average                        83.36%              79.11%           82.37%
Up to 10.00%                             0.30%               0.29%            0.30%
10.01 - 20.00%                           0.19%               0.04%            0.16%
20.01% - 30.00%                          0.37%               0.64%            0.43%
30.01% - 40.00%                          0.77%               0.75%            0.76%
40.01% - 50.00%                          2.00%               2.82%            2.19%
50.01% - 60.00%                          4.28%               3.51%            4.10%
60.01% - 70.00%                          8.47%              12.14%            9.32%
70.01% - 80.00%                         28.40%              42.81%           31.75%
80.01% - 90.00%                         20.59%              21.88%           20.89%
90.01% - 100.00%                        32.67%              13.17%           28.14%
100.01% and above                        1.98%               1.94%            1.97%
------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF JANUARY 31, 2003.

-----------------------------------------------------------------------------------------
Loan Characteristic                                                           Total Pool
-----------------------------------------------------------------------------------------
Occupancy Status
 Owner Occupied                                88.69%           93.49%            89.80%
 Investor Property                              9.62%            3.84%             8.28%
 Second Home                                    1.68%            2.67%             1.91%
 Not Available                                  0.01%             ---%             0.01%
-----------------------------------------------------------------------------------------
Loan Purpose
 Purchase Money                                50.27%           53.45%            51.01%
Construction                                    0.78%            1.04%             0.84%
 Cash-Out Refi                                 34.35%           29.04%            33.12%
 Rate/Term Refi                                14.02%           16.43%            14.58%
 Other                                          0.57%            0.05%             0.45%
-----------------------------------------------------------------------------------------
Insurance
 Conventional w/MI                             17.26%           18.69%            17.60%
 Conventional w/o MI                           82.74%           81.30%            82.40%
-----------------------------------------------------------------------------------------
Geographic Concentration (> 5%)
 California                                    14.59%           18.73%            15.56%
 New Jersey                                     6.00%            8.03%             6.47%
 Florida                                        8.29%            7.81%             8.18%
 Georgia                                        4.86%            7.16%             5.44%
 New York                                      10.42%            4.53%             9.06%
-----------------------------------------------------------------------------------------
Property Type
 Single Family Detached                        69.79%           70.45%            69.94%
 Condominium                                    4.19%            7.67%             5.00%
 2-4 Family                                    13.20%            4.92%            11.28%
 Planned Unit Development                       8.33%           15.21%             9.93%
 Mobile/Manufactured Home                       1.90%            0.56%             2.06%
 Unknown                                        0.04%             ---%             0.06%
 Other                                          1.98%            1.18%             1.73%
-----------------------------------------------------------------------------------------
Loan Type
 Fixed Rate Balloon                             3.29%             ---%             2.53%
 Fixed Rate Fully Amortizing                   96.71%             ---%            74.24%
 1-YR CMT                                        ---%           47.82%             11.1%
WSJ 6-Month LIBOR                                ---%           46.36%             10.7%
 Other                                           ---%            6.82%              1.4%
-----------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT AND HAS BEEN PROVIDED BASED
ON INFORMATION AS OF JANUARY 31, 2003.

------------------------------------------------------------------------------------
Loan Characteristic                     Fixed Pool       Adjustable      Total Pool
------------------------------------------------------------------------------------
Gross Margin
Weighted Average (Arms Only)                                 4.269%          4.269%
Fixed Rate Mortgage Loans                  100.00%              N/A          76.76%
Up to 2.999%                                  ---%           59.99%          13.94%
3.000% - 3.999%                               ---%            2.93%           0.68%
4.000% - 4.999%                               ---%            2.79%           0.65%
5.000% - 5.999%                               ---%            4.14%           0.96%
6.000% - 6.999%                               ---%           18.01%           4.18%
7.000% - 7.999%                               ---%            6.07%           1.41%
8.000% and above                              ---%            6.08%           1.41%
------------------------------------------------------------------------------------
Maximum Interest Rate
Weighted Average (Arms Only)                                 13.27%          13.27%
Fixed Rate Mortgage Loans                  100.00%              N/A          76.76%
Up to 11.999%                                 ---%           42.93%           9.98%
12.000% - 12.999%                             ---%           13.00%           3.02%
13.000% - 13.999%                             ---%            6.81%           1.58%
14.000% - 14.999%                             ---%            7.50%           1.74%
15.000% - 15.999%                             ---%            9.45%           2.20%
16.000% - 16.999%                             ---%           10.87%           2.52%
17.000% - 17.999%                             ---%            6.22%           1.45%
18.000% - 18.999%                             ---%            2.55%           0.59%
19.000% - 19.999%                             ---%            0.52%           0.12%
20.000% and above                             ---%            0.17%           0.04%
------------------------------------------------------------------------------------
Months to Next Rate Adjustment
Weighted Average (Arms Only)                                    27%             27%
Fixed Rate Mortgage Loans                  100.00%              N/A          76.76%
0-3                                           ---%            5.89%           1.73%
4-7                                           ---%           11.16%           2.59%
8-11                                          ---%            8.40%           1.95%
12-15                                         ---%           17.99%           4.18%
16-19                                         ---%            8.17%           1.90%
20-23                                         ---%            3.46%           0.80%
24-39                                         ---%            7.76%           1.80%
40-43                                         ---%            6.18%           1.44%
44-47                                         ---%            1.46%           0.34%
48-51                                         ---%            4.32%           0.06%
52-55                                         ---%           10.34%           0.22%
56-59                                         ---%            2.53%           4.29%
68-71                                         ---%            3.14%           1.21%
72-75                                         ---%            0.84%           0.20%
76-79                                         ---%            1.88%           0.44%
80-83                                         ---%            1.68%           0.39%
88+                                           ---%            0.29%           0.07%
------------------------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

BEAR STEARNS	Computational Materials for Bear Stearns Asset Backed Securities, Inc. Asset-Backed Certificates, Series 2003-01

-------------------------------------------------------------------------------
             Distribution           Net Rate Cap %      Net Rate Cap %
Period          Date                Rates Constant      Rates at 11%
-------------------------------------------------------------------------------
   1           25-Mar-03              8.1219               8.1219
   2           25-Apr-03              7.3248              11.0794
   3           25-May-03              7.5573              11.3116
   4           25-Jun-03              7.3019              11.0559
   5           25-Jul-03              7.5315              11.2884
   6           25-Aug-03              7.2763              11.0345
   7           25-Sep-03               7.264              11.0234
   8           25-Oct-03               7.493              11.2539
   9           25-Nov-03              7.2384              11.0002
  10           25-Dec-03               7.466              11.2294
  11           25-Jan-04              7.2116              10.9747
  12           25-Feb-04              7.1978              10.9605
  13           25-Mar-04              7.6746              11.4466
  14           25-Apr-04               7.165              10.9353
  15           25-May-04              7.3886              11.1591
  16           25-Jun-04              7.1351              10.9045
  17           25-Jul-04              7.3569              11.1266
  18           25-Aug-04              7.1038              10.8724
  19           25-Sep-04              7.0876              10.8558
  20           25-Oct-04              7.3029              11.0793
  21           25-Nov-04              7.0504              10.8254
  22           25-Dec-04              7.2675               11.043
  23           25-Jan-05              7.0154              10.7895
  24           25-Feb-05              6.9972              10.7709
  25           25-Mar-05              7.7264              11.5025
  26           25-Apr-05              6.8283              10.9704
  27           25-May-05              7.0357               11.195
  28           25-Jun-05              6.7889              10.9345
  29           25-Jul-05              6.9941              10.0297
  30           25-Aug-05              6.7476               9.7697
  31           25-Sep-05              7.6639              10.6855
  32           25-Oct-05              7.9186              11.2008
  33           25-Nov-05              7.6624              10.9233
  34           25-Dec-05              7.9171              11.2036
  35           25-Jan-06              7.6609               10.926
  36           25-Feb-06              7.6601              10.9253
  37           25-Mar-06                8.48              11.8147
  38           25-Apr-06              7.6585              11.0981
  39           25-May-06              7.9129              11.3804
  40           25-Jun-06              7.6568              11.0971
  41           25-Jul-06              7.9112              11.3834
  42           25-Aug-06              7.6551                 11.1
  43           25-Sep-06              7.6542              11.0994
  44           25-Oct-06              7.9084              11.3817
  45           25-Nov-06              7.6523              11.0982
  46           25-Dec-06              7.8905              11.4044
  47           25-Jan-07               7.635              11.1201
  48           25-Feb-07               7.634              11.1231
  49           25-Mar-07               8.221              12.3407
  50           25-Apr-07              7.4245              11.3982
  51           25-May-07              7.6711              11.6903
  52           25-Jun-07              7.4228              11.3964
  53           25-Jul-07              7.6692              11.6885
  54           25-Aug-07              7.4209              11.3946
  55           25-Sep-07              7.4199              11.3937
  56           25-Oct-07              7.6662              11.6857
  57           25-Nov-07              7.4179              11.4143
  58           25-Dec-07              7.6641               11.707
  59           25-Jan-08              7.4158              11.4123
  60           25-Feb-08              7.4147              11.4113
  61           25-Mar-08              7.9249              12.3159
  62           25-Apr-08              7.4125              11.6881
  63           25-May-08              7.6584              11.9902
  64           25-Jun-08              7.4101              11.6863
  65           25-Jul-08              7.6559              11.9883
  66           25-Aug-08              7.4077              11.6844
  67           25-Sep-08              7.4064              11.6834
  68           25-Oct-08               7.652              11.9854
  69           25-Nov-08              7.4038              11.6813
  70           25-Dec-08              7.6492              11.9833
  71           25-Jan-09              7.4011              11.6792
  72           25-Feb-09              7.3997              11.6781
  73           25-Mar-09              8.1909              12.7165
  74           25-Apr-09              7.3967              11.7351
  75           25-May-09              7.6417               12.039
  76           25-Jun-09              7.3937              11.7329
  77           25-Jul-09              7.6385              12.0368
  78           25-Aug-09              7.3905              11.7306
  79           25-Sep-09              7.3889              11.7294
  80           25-Oct-09              7.6334              12.0333
  81           25-Nov-09              7.3855               11.727
  82           25-Dec-09              7.6299              12.0308
  83           25-Jan-10               7.382              11.7245
  84           25-Feb-10              7.3801              11.7232
  85           25-Mar-10              8.1688              12.7024
  86           25-Apr-10              7.3764              11.7205
  87           25-May-10              7.6202              12.0242
  88           25-Jun-10              7.3725              11.7177
  89           25-Jul-10              7.6161              12.0214
  90           25-Aug-10              7.3684              11.7149
  91           25-Sep-10              7.3663              11.7134
  92           25-Oct-10              7.6096              12.0169
  93           25-Nov-10              7.3619              11.7103
  94           25-Dec-10               7.605              12.0138
  95           25-Jan-11              7.3574              11.7072
  96           25-Feb-11               7.355              11.7055
  97           25-Mar-11              8.1404              12.6843
  98           25-Apr-11              7.3502              11.7021
  99           25-May-11              7.5927              12.0054
 100           25-Jun-11              7.3452              11.6986
 101           25-Jul-11              7.5874              12.0019
 102           25-Aug-11                7.34               11.695
 103           25-Sep-11                   0               9.1501
------------------------------------------------------------------

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.